EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

In connection with the annual report of Rahaxi, Inc. ("Company") on Form 10-K for the year ended June 30, 2009, as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 13, 2009

/s/ Paul Egan
Paul Egan, President and Chief Executive Officer

/s/ Ciaran Egan
Ciaran Egan, Chief Financial Officer